UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2024
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Securities Holders.

On April 16, 2024, TeraWulf Inc. (“TeraWulf” or the “Company”) held its Annual Meeting of Shareholders. The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 - Election of Directors: Our shareholders elected the following ten directors to serve until the 2025 Annual Meeting or until a successor is duly elected and qualified. The voting results for each of the nominees were as follows:

	For	Withhold	Broker Non-Votes
Paul Prager	134,994,472	4,783,674	61,298,019
Nazar Khan	137,486,020	2,292,126	61,298,019
Kerri Langlais	133,227,604	6,550,542	61,298,019
Michael Bucella	139,067,465	710,681	61,298,019
Walter Carter	139,046,310	731,836	61,298,019
Amanda Fabiano	139,146,733	631,413	61,298,019
Christopher Jarvis	139,519,425	258,721	61,298,019
Catherine Motz	132,386,705	7,391,441	61,298,019
Steven Pincus	139,025,048	753,098	61,298,019
Lisa Prager	130,134,795	9,643,351	61,298,019

Proposal 2 - Non-binding, Advisory Vote on Executive Compensation: Our shareholders approved the 2023 compensation of TeraWulf’s named executives. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
109,013,829	5,348,246	25,416,071	61,298,019

Proposal 3 - Ratification of appointment of RSM US LLP (“RSM”) as TeraWulf’s Independent Registered Public Accounting Firm for 2024: Our shareholders ratified the selection of RSM as our independent registered public accounting firm for 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
199,260,156	1,037,480	778,529	0

Proposal 4 - Approval of Amendment to the Amended and Restated Certificate of Incorporation of the Company to Increase the Maximum Number of Authorized Shares of Common Stock, with a par value of $0.001 per share (the “Common Stock”), from 400,000,000 to 600,000,000: Our shareholders approved the amendment to our Amended and Restated Certificate of Incorporation to increase the maximum number of authorized shares of Common Stock from 400,000,000 to 600,000,000. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
190,373,876	10,211,481	490,808	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary
Dated: April 17, 2024